SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                           ----------------------

     Date of Report (Date of earliest event reported): January 22, 1999

                       General Instrument Corporation
           (Exact name of registrant as specified in its charter)


        Delaware                 001-12925                   36-4134221
(State of incorporation)   (Commission File Number)        (IRS Employer
                                                        Identification No.)



101 Tournament Drive, Horsham, Pennsylvania                    19044
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (215) 323-1000


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Item 5. OTHER EVENTS

          On January 22, 1999, General Instrument Corporation (the "Company") sold to Sony Corporation of America, a New York corporation ("Sony"), 7,500,000 shares (the "Shares") of the Company's common stock, par value $.01 per share, for an aggregate cash purchase price of $187,500,000 pursuant to the Stock Purchase Agreement, dated as of November 30, 1998, by and between the Company and Sony. Attached hereto as Exhibit 99 and incorporated herein by reference is the press release issued in connection therewith.

          The Shares were not registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption set forth in
Section 4(2) of the Securities Act.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

        (c)     Exhibits

                Exhibit 99 Press Release, dated January 26, 1999, issued by General Instrument Corporation.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           GENERAL INSTRUMENT CORPORATION
                                           (Registrant)


                                           By:/s/ Robert A. Scott
                                              ---------------------------
                                              Robert A. Scott
                                              Senior Vice President,
                                                 General Counsel and Secretary

Date:  January 28, 1999